UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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VIRCO MFG. CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Virco Mfg. Corporation
2027 Harpers Way
Torrance, California 90501
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 18, 2019

The 2019 Annual Meeting of Stockholders (“Annual Meeting”) of Virco Mfg. Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, June 18, 2019, at 10:00 a.m. Pacific Time at the Company’s Corporate Headquarters at 2027 Harpers Way, Torrance, CA 90501 for the following purposes:

1.	Elect the nominees for directors named in the Proxy Statement.

2.	Approve the 2019 Omnibus Equity Incentive Plan.

3.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

4.	Transact such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR each of proposals 1, 2, and 3.

These items are more fully described in the following pages, which are made part of this notice.
The Board of Directors has fixed the close of business on May 3, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or (3) by mail, using the enclosed proxy card. For further details, see your proxy card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it also saves the Company significant postage and processing costs.
Based on New York Stock Exchange rules, without instructions from the beneficial owner, brokers are only permitted to vote on proposal 3, as discussed in more detail in the Proxy Statement. Therefore, if your shares are held through a brokerage firm, bank or other nominee, they will not be voted on the election of directors or approval of the 2019 Omnibus Equity Incentive Plan, unless you provide voting instructions to your brokerage firm, bank or other nominee.

By Order of the Board of Directors

/s/ Robert E. Dose
Robert E. Dose
Secretary

Torrance, California
May 17, 2019

Virco Mfg. Corporation
2027 Harpers Way
Torrance, California 90501

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on June 18, 2019

This Proxy Statement and accompanying Annual Report to Stockholders are available online at:
http://virco.com/financials-2018-2019

GENERAL INFORMATION
This Proxy Statement is being mailed to stockholders of Virco Mfg. Corporation, a Delaware corporation (the “Company,” “we,” “our” or “us”), on or about May 17, 2019, in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be used at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Tuesday, June 18, 2019, at 10:00 a.m. Pacific Time at the Company’s Corporate Headquarters located at 2027 Harpers Way, Torrance, California, 90501 and any and all adjournments and postponements thereof.

The cost of preparing, assembling and mailing the Notice of the Annual Meeting, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited in person or by mail, telephone, e-mail or other electronic means by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

RECORD DATE AND VOTING
The close of business on May 3, 2019, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date there were 15,541,956 shares of the Company’s common stock, par value $.01 per share (“common stock”), outstanding. All voting rights are vested exclusively in the holders of the Company’s common stock. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders, except that as to the election of directors, stockholders may cumulate their votes. Because three directors are to be elected, cumulative voting means that each stockholder may cast a number of votes equal to three times the number of shares actually owned. That number of votes may be cast for one nominee, divided equally among each of the nominees or divided among the nominees in any other manner. Stockholders wishing to cumulate their votes should make an explicit statement of their intent by so indicating in writing on the proxy card.
Below is a summary of the vote required for adoption of each proposal and the respective effect of abstentions and broker non-votes. For more detailed information see the discussion of the respective proposal below.

Proposal	Vote Required for Approval of Proposal	Effect of Abstentions	Effect of Broker Non-Votes

Election of directors	Plurality of shares voted	No effect	No effect

Approve 2019 Omnibus Equity Incentive Plan	Majority of shares voted	Vote “Against”	No effect

Ratification of Deloitte & Touche LLP	Majority of shares voted	Vote “Against”	Brokers have discretion to vote

A broker non-vote occurs when a bank, broker or other nominee does not have authority to vote on a particular item without instructions from the beneficial owner and has not received instructions. Brokers only have discretion to vote on “routine” matters, such as the ratification of the selection of the independent registered public accounting firm. Your broker will not have the discretion to vote your shares with respect to the election of directors or approval of the 2019 Omnibus Equity Incentive Plan at the 2019 Annual Meeting unless you provide applicable instructions to do so, since these are not considered “routine” matters. Therefore, we strongly encourage you to follow the voting instructions on the materials you receive.
If no direction is made on your proxy and it is otherwise properly executed, your proxy will be voted FOR the election of the director nominees, FOR approval of the 2019 Omnibus Equity Incentive Plan, and FOR ratification of Deloitte & Touche LLP. Where a stockholder has appropriately directed how the proxy is to be voted, it will be voted according to the stockholder’s direction. Stockholders wishing to cumulate their votes with respect to the election of directors should make an explicit statement of the intent to cumulate votes by so indicating in writing on the proxy card or when voting by telephone or internet. Stockholders holding shares beneficially in street name who wish to cumulate votes should contact their broker, trustee or nominee.
Any stockholder has the power to revoke its proxy at any time before it is voted at the 2019 Annual Meeting by submitting written notice of revocation to the Secretary of the Company at the Company’s principal executive offices located at 2027 Harpers Way, Torrance, California 90501, by appearing at the 2019 Annual Meeting and voting in person or by filing a duly executed proxy bearing a later date, either in person at the 2019 Annual Meeting, via the Internet, by telephone, or by mail. Please consult the instructions included with your proxy card for how to vote your shares.

CORPORATE GOVERNANCE
Meetings and Independence
Each incumbent director of the Company serving during our fiscal year ended January 31, 2019 (referred to as “fiscal 2019”) attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served. The Board of Directors held seven meetings in fiscal 2019. In addition, the independent directors held two regularly scheduled executive session meetings each fiscal year outside of the presence of management, as well as additional meetings as are necessary. Directors are expected to attend our annual meetings of stockholders when practical to do so, although we have no formal policy with respect to such attendance. All of the directors then in office attended our 2018 Annual Meeting of Stockholders.
The Board of Directors has determined that the following directors, who, as of the Annual Meeting, will constitute a majority of the Board of Directors, are “independent directors” as defined by the NASDAQ Stock Market listing standards: Alexander Cappello, Robert R. Lind, Craig L. Levra, Agnieszka Winkler, and Donald Rudkin.
Leadership Structure
Currently, Mr. Robert Virtue serves as Chairman and Chief Executive Officer (“CEO”) of the Company. Because the Board also believes that strong, independent Board leadership is a critical component of effective corporate governance, the Board has established the position of lead independent director. The lead independent director position rotates among the independent directors periodically as determined by the independent directors. Currently, Alexander Cappello serves as the lead independent director of the Board. The lead independent director’s responsibilities and authority include providing input to the Chairman and CEO on preparation of agendas for Board and committee meetings and communicating to the Chairman and CEO the substance of the discussions and consensus reached at the meetings of independent directors. The lead independent director also serves as chair of the Corporate Governance and Nominating Committee. In addition, the Company has strong governance structures and processes in place to review and confirm the independence of the Board, eliminate conflicts of interest, and prevent dominance of the Board by management. For example, all directors, with the exception of Robert Virtue, Douglas Virtue and Kathy Virtue Young, are independent as defined by the listing standards of the NASDAQ Stock Market, and all committees are made up entirely of independent directors.
Audit Committee
The Board of Directors has a standing Audit Committee which is composed of Messrs. Rudkin (Chair), Cappello, Levra, Lind and Ms. Winkler. The Audit Committee held five on-site meetings during fiscal 2019. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. Among other things, the Audit Committee is directly responsible for: the appointment, compensation, retention and oversight of the independent registered public accounting firm; reviewing the independent registered public accounting firm’s qualifications and independence; reviewing the plans and results of the audit engagement with the independent registered public accounting firm; reviewing the financial statements of the Company; reviewing the scope of the annual audit by the Company’s independent registered public accounting firm; reviewing the audit reports rendered by such independent registered public accounting firm; approving professional services provided by the independent registered public accounting firm and approving financial reporting principles and policies; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s internal accounting controls; and working to ensure the integrity of financial information supplied to stockholders. The Audit Committee also has the other responsibilities enumerated in its charter. The Audit Committee’s charter is available on the Company’s website at www.virco.com in the Investor Relations section of the “Discover Virco” webpage. Each of the Audit Committee members is an “independent director” as that term is defined for audit committee members by the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that each of Messrs. Rudkin, Cappello and Lind qualify as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board reevaluates the composition of the Audit Committee on at least an annual basis to ensure that its composition remains in the best interests of the Company and its stockholders.
Compensation Committee
The Board of Directors has a standing Compensation Committee which is composed of Messrs. Lind (Chair), Cappello, Levra, Rudkin, and Ms. Winkler. The Compensation Committee held three on-site meetings in fiscal 2019. The function of the Compensation Committee is, among other things, to: set the Company’s compensation policy and administer the Company’s compensation plans; make decisions on the compensation of key Company executives (including the review and approval of merit/other compensation budgets and payouts under the Company’s incentive plans); review and approve compensation and employment agreements of the Company’s executive officers; and recommend pay levels for members of the Board of Directors for consideration and approval by the full Board of Directors. The Compensation Committee oversees the design and implementation of the incentives and risks associated with the Company’s compensation policies and practices. The Compensation Committee may consult with the Chief Executive Officer and other members of senior management as it deems necessary and engage the assistance of outside consultants to assist in determining and establishing the Company’s compensation policies. The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the “Discover Virco” webpage.
Corporate Governance and Nominating Committee
The Board of Directors has a standing Corporate Governance and Nominating Committee which is composed of Messrs. Cappello, (Chair), Lind, Levra, Rudkin, and Ms. Winkler. All members of the Corporate Governance and Nominating Committee are “independent directors” as defined in the listing standards of the NASDAQ Stock Market. During fiscal 2019, the Corporate Governance and Nominating Committee held two on-site meetings. Each of these meetings was held outside the presence of management. The Corporate Governance and Nominating Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the “Discover Virco” webpage. The Corporate Governance and Nominating Committee recommended to the Board of Directors each nominee the Board selected.

The Corporate Governance and Nominating Committee’s functions are to identify and recommend to the Board of Directors from time to time candidates for nomination for election as directors of the Company at the Annual Meeting, recommend the composition of the Board of Directors and its committees, monitor a process to assess Board effectiveness and develop and implement Company corporate governance guidelines. Candidates may come to the attention of the Corporate Governance and Nominating Committee through members of the Board of Directors, stockholders or other persons. Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. Candidates may be evaluated at regular or special meetings and may be considered at any point during the year, depending on the Company’s needs. In evaluating nominations, the Corporate Governance and Nominating Committee considers a variety of criteria, including business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board of Directors activities and the absence of potential conflicts with the Company’s interests. The Corporate Governance and Nominating Committee does not establish any specific minimum qualification standards for nominees to the Board of Directors, although from time to time the Corporate Governance and Nominating Committee may identify certain skills or attributes (e.g., financial experience, business experience) as being particularly desirable to meet specific Board of Director needs that may arise. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, stockholders should submit a candidate’s name and qualifications to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.
Communications with the Board of Directors
Any stockholder interested in communicating with individual members of the Board of Directors, the Board of Directors as a whole, any of the committees of the Board or the independent directors as a group may send written communications to the Board of Directors, any committee of the Board of Directors or any director or directors of the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary. Communications received in writing are forwarded to the Board of Directors, or the committee or individual director or directors to whom the communication is directed, unless, at his discretion, the Secretary determines that the communication is of a commercial or frivolous nature, is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate for the Board of Directors’ consideration. In such cases, such correspondence may be forwarded elsewhere in the Company for review and possible response. The Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Code of Ethics
The Company has adopted a Code of Conduct and Ethics for Directors, Officers and Employees (the “Code”). The Code applies to all Company directors, employees and officers, including the Company’s Chief Executive Officer and senior financial officers, including the principal financial and accounting officers. The Code is available on the Company’s website at www.virco.com in the Investor Relations section of the “Discover Virco” webpage. The Company intends to post any amendments to or waivers under the Code that apply to its Chief Executive Officer, principal financial officer and principal accounting officer on its website. Upon written request, the Company will provide a copy of the Code free of charge. Requests should be directed to Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.

PROPOSAL 1
ELECTION OF DIRECTORS
The Certificate of Incorporation of the Company provides for the division of the Board of Directors into three classes as nearly equal in number as possible, with the term of one class expiring each year. The Company currently has eight members on its Board of Directors, with two members in Class I, and three members in each of Class II and Class III. The three nominees for election to the Board as Class III directors with terms expiring at the 2022 Annual Meeting of Stockholders are Douglas A. Virtue, Alexander L. Cappello, and Donald R. Rudkin.
It is intended that the proxies solicited by this Proxy Statement will be voted in favor of the election of all nominees to the Board of Directors, unless authority to do so is withheld. Should any of such nominees be unable to serve as a director or should any additional vacancy occur before the election (which events are not anticipated), proxies may be voted for a substitute nominee selected by the Board of Directors. In the event that any person other than the nominees named below should be nominated for election as a director and cumulative voting rights are in effect, the proxies may be voted cumulatively for less than all of the nominees.
The following table sets forth certain information with respect to each of the nominees and our continuing directors. The Board of Directors recommends that you vote “FOR” the election of each of the nominees.

Name	Age	Biographical Information, Skills and Qualifications	Director Since	Class of Director (term expires)

Nominees for Class III Directors Whose New Terms Expire in 2022:

Douglas A. Virtue	60	President of the Company since November 2014. Executive Vice President of the Company from December 1997 to November 2014; previously General Manager of the Torrance Division of the Company. Mr. Virtue brings to the Board almost 30 years of experience and knowledge of the Company’s business, operations and culture. Mr. Douglas A. Virtue is Mr. Robert A. Virtue’s son. Mr. Douglas A.Virtue is Ms. Kathy Virtue Young's brother.	1992	III (2022)

Alexander L. Cappello	63
Mr. Cappello has led several public and private companies, including Cappello Group, Inc., a global merchant bank affiliated with Cappello Global, LLC an investment bank. He is also a director of The Cheesecake Factory Incorporated (NASDAQ), California Ethanol & Power, Gusmer Enterprises and Caldera Medical Corp. Mr. Cappello is a director of RAND Corporation’s Center for Middle East Public Policy, the Center for Global Risk and Security, and the RAND-Russia Forum. Mr. Cappello is a former Chairman of Intelligent Energy, PLC (London), Inter-Tel (NASDAQ), Geothermal Resources Intl. (AMEX), California Republic Bank (OTC), Cytrx (NASDAQ), Genius Products Inc. (NASDAQ), Koo Koo Roo, Inc. (NASDAQ) and Patriot Defense Group. Mr. Cappello brings significant financial, board experience and qualifies as an “audit committee financial expert.”
			2016	III (2022)

Donald R. Rudkin	76	From 2005 to 2017, Mr. Rudkin was a full-time faculty member in the Masters of Business Administration and Masters in Applied Finance programs at Pepperdine University and a quality control consultant to Meloni Hribal Tratner LLP, an accounting and financial services firm. Prior to that he was with Deloitte & Touche LLP for 36 years, including serving as an audit partner, and the Regional Compliance Officer for the west region. Mr. Rudkin brings extensive financial experience to the Board and qualifies as an “audit committee financial expert.”	2014	III (2022)

Class I Directors Whose Terms Expire in 2020:

Robert R. Lind	71
Managing Partner of Berkshire Bridge Capital, LLC, a consulting firm and formerly an investment banking firm, since October 2005. Mr. Lind also served as Managing Partner of Berkshire Bridge Partners, LLC, a licensed investment advisor, and Nevada Growth Capital Fund from October 2012 to March 2014 and as a Director of Nevada Capital Investment Corporation, a statutory public benefit corporation formed by the State of Nevada to provide venture funding for Nevada businesses, from July 2011 to April 2012. Since 2016 Mr. Lind has been a member of the Advisory Board of Longenecker & Associates which provides highly specialized, fast-response technical and management support to the nuclear and environmental industries. Mr. Lind previously was a Managing Director and a board member of SAIC’s Venture Capital Corporation, served as Head of Corporate Development at Rockwell International, was a Managing Director at Lehman Brothers Holdings, Inc. and served as a board member on the Yosemite Conservancy Board of Trustees until December 31, 2014. Currently he is a Council Member on the Strategic Projects Committee for the Yosemite Conservancy. Mr. Lind brings over 35 years of investment banking, venture capital investing, corporate management and commercial banking experience and qualifies as an “audit committee financial expert.”
			2014	I (2020)

Craig L. Levra	60
Mr. Levra is a seasoned executive with deep expertise in operations, technology, and retail. He currently serves as Chief Operating Officer for Goodwill Southern California, the nation’s largest Goodwill entity operating 124 stores and donation centers, two distribution centers and multiple E-commerce sites generating significant operating earnings to support Goodwill’s mission of transforming lives through the power of work. In 2018, Mr. Levra served as President of Gear Coop, Inc, an outdoor specialty online retailer and a leading supplier of over one hundred fifty technical brands providing comprehensive brand management, registry, marketing, and price reporting functions for these manufacturers on Amazon.com. He also serves as a Principal of SafeRock, Inc., a privately-held global analytics and strategy firm. Mr. Levra led Sport Chalet, Inc., formerly a publicly traded specialty sports retailer, from 1997 until May 2015, and served as Chairman and CEO from 2001 until the sale to a private equity firm in 2014. He serves on the Board and as a strategic advisor of several privately-held retail and sports companies, including Lola Getts and KitOrder. Mr. Levra has also served on the Boards of Directors of the National Retail Federation, Junior Achievement of Southern California, the Southern California Committee for the Olympic Games and the Los Angeles Sports and Entertainment Commission. Early in his career, he was a client of the Company when he headed furniture merchandising for office specialty retailer HQ Office Supplies Warehouse. Mr. Levra received a bachelor’s and MBA degree from the University of Kansas, and a Certificate in Public Company Governance from the University of California, Irvine.
			2016	I (2020)

Class II Directors Whose Terms Expire in 2021:

Robert A. Virtue	86	Chairman of the Board and Chief Executive Officer of the Company since 1990; President of the Company from August 1982 to November 2014. Mr. Virtue brings to the Board over 60 years of experience and knowledge of the Company’s business, operations, and culture. Mr. Robert A. Virtue is Mr. Douglas A. Virtue’s father. Mr. Robert A. Virtue is Ms. Kathy Virtue Young's father.	1956	II (2021)

Kathy Virtue Young	55	Has been employed by the Company in various sales positions since 1986, most recently as a Director of Sales. She brings to the Board over 30 years of experience and knowledge of the Company’s business, operations, and culture. Mr. Robert A. Virtue is Ms. Kathy Virtue Young's father. Mr. Douglas Virtue is Ms. Kathy Virtue Young’s brother.	2018	II (2021)

Agnieszka Winkler	73
Founder and Chairperson of The Winkler Group, a San Francisco-based management consultancy specializing in branding and marketing efficiency and effectiveness. She is also the founder and former Chairperson and Chief Executive Officer of Winkler Advertising, founded in 1984, and Team Toolz Inc., founded in 1999. Ms. Winkler has also served on the Boards of Directors of the following public and private companies: The Cheesecake Factory Inc., Inter-Tel Inc., Reno Air, Inc., SuperCuts, Inc., Ascension Health Care Network and Iplocks. Ms. Winkler currently serves on the Board of Trustees of Santa Clara University, Holy Names University and Catholic Charities of Santa Clara County. Ms. Winkler is the author of the book, “Warp Speed Branding” published by Wiley in the United States, China, and Turkey, and is a frequent speaker on the subject of technological innovation, corporate governance issues and spirituality in business. Ms. Winkler brings extensive experience in management, operations and marketing to our board.
			2018	II (2021)

PROPOSAL 2
APPROVAL OF 2019 OMNIBUS EQUITY INCENTIVE PLAN
The following sets forth certain information with respect to the 2019 Omnibus Equity Stock Incentive Plan. The Board of Directors recommends that you vote “FOR” approval of the Plan.
Omnibus Equity Incentive Plan
Our Board of Directors has adopted and approved the 2019 Omnibus Equity Incentive Plan (the “Plan”). The Plan became effective on May 13, 2019 upon approval by the Board of Directors, and is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, the Company and its subsidiaries. The purpose of the Plan is to help us attract, motivate and retain such persons and thereby enhance shareholder value.
The following is a summary of the material features of the Plan. This summary is qualified in its entirety by reference to Appendix A to this proxy statement, which contains the complete text of the Plan.
Administration. Upon effectiveness, the Plan will be administered by the Compensation Committee of the Board of Directors (the “Plan Committee”) consisting of persons who, upon completion of this offering, will each be (i) “Outside Directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (ii) “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or Non-Employee Directors, and (iii) “independent” for purposes of any applicable listing requirements; provided, however, that the Board of Directors or the Plan Committee may delegate to a committee of one or more members of the Board of Directors who are not (x) Outside Directors, the authority to grant awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award, or (B) persons with respect to whom we wish to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Plan Committee is eligible to receive an award under the Plan, such Plan Committee member shall have no authority hereunder with respect to his or her own award. Among other things, the Plan Committee has complete discretion, subject to the terms of the Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the Plan, the type of awards to be granted, the number of shares subject to each award, the exercise price under each option and the base price for each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the shares underlying the award, and the required withholdings, if any. The Plan Committee is also authorized to construe the award agreements and may prescribe rules relating to the Plan.
Grant of Awards; Shares Available for Awards. The Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units, performance stock, performance units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of the Company’s subsidiaries are eligible for incentive stock option awards). We have reserved a total of 1,000,000 shares for issuance as or under awards to be made under the Plan. To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall again be available for the grant of a new award. The Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted. The number of shares for which awards, which are options or SARs, may be granted to a participant under the Plan during any calendar year is limited to 100,000 shares.
Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors, such as hiring requirements and job performance.
The Plan provides that the aggregate number of shares subject to awards during any calendar year that may be given to any non-employee director shall not exceed 25,000 shares; provided that in the calendar year in which a non-employee director first joins the Board or is first designated as Chairman of the Board or lead Director, the maximum number of shares subject to awards may be up to 50,000 shares.
Options. The term of each stock option shall be as specified in the option agreement; provided, however, that except for stock options which are ISOs, granted to an employee who owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than 10% of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code (a “ten percent shareholder”), no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent shareholder).
The price at which an ordinary share may be purchased upon exercise of a stock option shall be determined by the Plan Committee; provided, however, that such option price (i) shall not be less than the fair market value of an ordinary share on the date such stock option is granted, and (ii) shall be subject to adjustment as provided in the Plan. The Plan Committee or the Board of Directors shall determine the time or times at which, or the circumstances under which, a stock option may be exercised in whole or in part, the time or times at which options shall cease to be or become exercisable following termination of the stock option holder’s employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which shares will be delivered or deemed to be delivered to participants who exercise stock options.
Options which are ISOs shall comply in all respects with Section 422 of the Code. In the case of an ISO granted to a ten percent shareholder, the per share exercise price under such ISO (to the extent required by the Code at the time of grant) shall be no less than 110% of the fair market value of a share on the date such ISO is granted. ISOs may only be granted to employees of the Company or employees of one of the Company’s subsidiaries. In addition, the aggregate fair market value of the shares subject to an ISO (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of ISOs may not exceed $100,000. Any Option which specifies that it is not intended to qualify as an ISO or any Option that fails to meet the ISO requirements at any point in time will automatically be treated as a NQSO under the terms of the Plan.
Unrestricted Stock Awards. Pursuant to the terms of the applicable unrestricted stock award agreement, an unrestricted stock award is the award or sale of shares to employees, non-employee directors or non-employee consultants, which are not subject to transfer restrictions in consideration for past services rendered to the Company or any of its subsidiaries or for other valid consideration.
Restricted Stock Awards. A restricted stock award is a grant or sale of shares to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.
Restricted Stock Unit Awards. A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of an ordinary share, or one (1) ordinary share, as determined in the sole discretion of the Plan Committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A.
Performance Stock Awards. A performance stock award provides for the distribution of shares (or cash equal to the fair market value of shares) to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives. The Plan Committee shall set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply), which the holder and/or Company would be required to satisfy before the holder would become entitled to the receipt of shares (or cash equal to the fair market value of shares) pursuant to such holder’s performance stock award and the number of shares of shares subject to such performance stock award. The vesting restrictions under any performance stock award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of our fiscal year to which such goals and objectives relate, unless otherwise structured to comply with Code Section 409A. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance stock award shall have no rights as a shareholder until such time, if any, as the holder actually receives shares pursuant to the performance stock award.
Performance Unit Awards. A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply), which the holder and/or Company would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or the Company satisfies (or partially satisfies, if applicable, under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.
Stock Appreciation Rights. A SAR provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares equal to the excess of (A) the fair market value of the number of shares subject to the SAR on the date of exercise, over (B) the product of the number of shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors. The Plan Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of an ordinary share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the shares under the related option. If the Plan Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR shall be granted at the same time as the related option and additional restrictions apply.
Distribution Equivalent Rights. A distribution equivalent right entitles the holder to receive bookkeeping credits, cash payments and/or ordinary share distributions equal in amount to the distributions that would be made to the holder had the holder held a specified number of shares during the period the holder held the distribution equivalent rights. The Plan Committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such award becomes vested, the distribution of such cash or shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year in which the holder’s interest in the award vests, unless otherwise structured to comply with Code Section 409A. Distribution equivalent rights awards may be settled in cash or in shares, as set forth in the applicable distribution equivalent rights award agreement. A distribution equivalent rights award may, but need not be, awarded in tandem with another award (but not an option or SAR award, whereby, if so awarded, such distribution equivalent rights award shall expire, terminate or be forfeited by the holder, as applicable, under the same conditions as under such other award). The distribution equivalent rights award agreement for a distribution equivalent rights award may provide for the crediting of interest on a distribution equivalent rights award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year in which such interest was credited and vested), at a rate set forth in the applicable distribution equivalent rights award agreement, on the amount of cash payable thereunder.
Recapitalization or Reorganization. Subject to certain restrictions, the Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of our shares or the payment of a stock dividend on shares without receipt of consideration by the Company. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of shares then covered by such award, the number and class of shares and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of shares then covered by such award. The Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to the outstanding shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.
Amendment and Termination. The Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the Plan, or any part thereof, from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our shareholders at which a quorum representing a majority of our shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required to cause the Plan and/or Award to be exempt from or comply with Section 409A of the Code).
As of the effective date of the Plan, no awards had been granted under the Plan. The entire text of the Plan is set forth in Appendix A to this proxy statement.
Certain U.S. Federal Income Tax Consequences of the Plan
The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan, who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares. This summary assumes that U.S. Participants will hold their shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or shares issued thereunder pursuant to the Plan.
A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.
A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.
A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.
A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, restricted stock unit award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.
A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selected Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020, and recommends that the stockholders vote for ratification of that appointment.  Notwithstanding this selection or the ratification vote, the Audit Committee, at its discretion, may direct the appointment of new auditors at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of a majority of the votes cast is required to ratify the Audit Committee’s selection. The Company is not required to submit the selection of the independent registered public accounting firm to the stockholders for approval, but is doing so as a matter of good corporate governance. If the stockholders reject the selection, the Board of Directors will reconsider its selection.
The Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Shares Owned by Directors, Management and Principal Stockholders
The following table sets forth information as of May 3, 2019 (unless otherwise indicated), relating to the beneficial ownership of the Company’s common stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company, (ii) each director and director-nominee of the Company, (iii) each executive officer of the Company for whom compensation is disclosed in the tables below (“Named Executive Officers”) and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the mailing address of each of the persons named is c/o Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501.

Name of Beneficial Owner *	Amount and Nature of Beneficial Ownership (*)	Percent of Class (%)
Edward W. Wedbush (1)	1,719,336	11.06

Minerva Advisors (2)	1,066,541	6.86

Robert A. Virtue (3) (4)	425,321	2.74
Chairman of the Board of Directors and Chief Executive Officer

Douglas A. Virtue (4)	788,254	5.07
Director and President

Kathy Virtue Young	695,619	4.48
Director

Alexander L. Cappello	49,744	(5)
Director

Robert Lind	52,633	(5)
Director

Craig L. Levra	34,033	(5)
Director

Donald Rudkin	21,212	(5)
Director

Agnieszka Winkler	11,111	(5)
Director

Robert E. Dose	100,240	(5)
Vice President Finance, Secretary, Treasurer

All executive officers and directors as a group (24 persons)	2,800,577	18.02

(*) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them. For purposes of this table, a person is deemed to be the “beneficial owner” of any security if the person has the right to acquire beneficial ownership of such security within 60 days of May 3, 2019 including but not limited to, any right to acquire through the exercise of any option, warrant or right or through the conversion of a security. Amounts for Messrs. Robert Virtue, Douglas Virtue, Robert Dose, and all executive officers and directors as a group, include 10,000, 10,000, 10,000 and 166,800 shares issuable upon exercise of options or as restricted stock grants, respectively, and 21,882, 52,312, 7,507 and 215,825 shares held under the Company’s 401(k) Plan as of May 3, 2019 respectively.
(1) Reflects information as of December 31, 2018, as reported in a Schedule 13G/A filing on February 14, 2019 by Wedbush, Inc. (“WI”), Edward W. Wedbush (“EWW”), and Wedbush Securities, Inc. (“WS”). The business addresses of the above filers are as follows: WI- 1000 Wilshire Blvd., Los Angeles, CA 90017-2457; EWW and WS- P.O. Box 30014, Los Angeles, CA 90030-0014. EWW has sole power to vote and dispose of 1,521,408 shares, shared power to vote 1,521,408 shares, and shared power to dispose of 1,719,336 shares.
(2) Reflects information as of December 31, 2018, as reported in a Schedule 13G filing on January 31, 2019 by Minerva Advisors LLC (“Minerva LLC”), Minerva Group, LP (“Minerva Group”), Minerva GP, LP (“Minerva GP”), Minerva GP, Inc. (“Minerva Inc.”) and David P. Cohen. The address for each of the reporting persons is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004. Minerva LLC has sole power to vote and sole power to dispose of 638,868 shares, and shared power to vote and to dispose of 421,499 shares; each of Minerva Group, Minerva GP, and Minerva Inc. has sole power to vote and sole power to dispose of 638,868 shares and shared power to vote and dispose of 0 shares, and Mr. Cohen has sole power to vote and dispose of 625,042 shares, and shared power to vote and dispose of 421,499 shares.
(3) Excludes 1,874,192 shares owned beneficially by Mr. Robert Virtue’s adult children, including Mr. Douglas Virtue and Ms. Kathy Virtue Young, as to which Mr. Robert Virtue disclaims beneficial ownership.
(4) Douglas A. Virtue is Robert A. Virtue’s son. Kathy Virtue Young is Robert A. Virtue’s daughter. The total number of shares beneficially owned by Mr. Robert A. Virtue, his brother Richard J. Virtue, his sister, Nancy Virtue-Cutshall and their children (including Mr. Douglas A. Virtue and Ms. Kathy Virtue Young), aggregate 5,280,498 shares or 34.4% of the total shares of common stock outstanding. Robert A. Virtue, Richard J. Virtue, Nancy Virtue-Cutshall and certain of their respective spouses and children (including Douglas A. Virtue and Kathy Virtue Young) (collectively, the “Virtue Stockholders”) and the Company have entered into an agreement with respect to certain shares of the Company’s common stock received by the Virtue Stockholders as gifts from the founder, Julian A. Virtue, including shares received in subsequent stock dividends in respect of such shares. Under the agreement, each Virtue Stockholder who proposes to sell any of such shares is required to provide the remaining Virtue Stockholders notice of the terms of such proposed sale. Each of the remaining Virtue Stockholders is entitled to purchase any or all of such shares on the terms set forth in the notice. The Company may purchase any shares not purchased by such remaining Virtue Stockholders on such terms. The agreement also provides for a similar right of first refusal in the event of the death or bankruptcy of a Virtue Stockholder, except that the purchase price for the shares is to be based upon the then prevailing sales price of the Company’s common stock on the NASDAQ Stock Market.
(5) Less than 1%.

EXECUTIVE COMPENSATION

Objectives and Structure of the Executive Compensation Program
The objectives of the Company’s executive compensation program are to: 1) attract, motivate and retain highly qualified executives; 2) link total compensation to stockholder returns; 3) reflect individual contributions to the performance of the Company; 4) achieve appropriate balance between long-term value creation and short-term performance by including equity as part of total compensation; and 5) maintain internal fairness and morale.
In keeping with the entrepreneurial spirit of Virco founder Julian Virtue (1908-1991), Virco’s executive compensation package is designed to be simple, frugal, inclusive of all salaried employees and contain substantial components, which are tied directly to shareholder returns.
All salaried Virco employees, including Named Executive Officers (NEOs) and top-, mid-, and entry-level managers, are participants in the Company’s Entrepreneurial Salaried Bonus Plan (ESBP). There is no separate compensation plan exclusively for executives. The ESBP was used in establishing bonuses for the fiscal year ended January 31, 2019, as reflected in the Summary Compensation Table below.
The ESBP contains three basic elements:
1) Each salaried employee’s annual Base Salary;
2) An annual Bonus Incentive denoted as a percentage of the base salary, and;
3) For the top 24 Officers and Internal ‘Directors’ (collectively the Company’s top managers), an award of Restricted Stock Units (RSUs) reflecting the respective manager’s duties and responsibilities.
Each year, the Company’s Board of Directors evaluates the prior year’s performance and prospects for the coming year. The Compensation Committee, which consists entirely of Independent Directors, then establishes a minimum operating profit threshold. For fiscal 2019, the target was $3,000,000. Until this target operating profit is met, no participants in the ESBP are eligible for any bonus. The Compensation Committee then recommends the ESBP targets to the full Board for approval as a component of the Company’s Annual Operating and Bonus Plan.

Once the minimum operating profit threshold is achieved, one-third of any additional earnings above and beyond the minimum target are available for distribution to the Salaried Employees. In addition, bonus payouts to NEO’s are capped at 50% of their base salary.
The Compensation Committee believes that the ESBP has several important entrepreneurial benefits:
1) It ensures that NEO’s and managers will only receive a cash bonus if the Company is profitable.
2) It provides a simple ratio of distribution that rewards shareholders on a 2:1 ratio compared to management, once the shareholder minimum profit target has been achieved;
3) It links all salaried managers into a single incentive plan, appropriate for a vertically-integrated business model in which all managers and all operating units must cooperate to achieve success.
As of 2019, the Company had 140 salaried employees participating in this plan. This included all salaried members of operations, distribution, administration and selected sales and marketing. The majority of salaried sales employees have a separate incentive plan tied directly to the sales volume generated in their own territory, and do not participate in the Entrepreneurial Salaried Bonus Plan.
In 2019, Named Executive Officers received in the aggregate:
1) $889,656 in base salary;
2) $0 in ESBP cash payments; and
3) Vested in 30,000 RSUs.
The ESBP reaches very deep into the Company’s ranks. Its structure has the effect of rewarding salaried personnel as the Company’s performance improves, and is designed to engage all participants in the risks and rewards of entrepreneurship.
Because of the entrepreneurial nature of this compensation plan and the difficult business conditions of the past decade, no salaried employees received a bonus during the years 2010-2015 or in 2019. During this time, salaried employees received no raises or Cost-of-Living adjustments, other than for promotions, and several executives took voluntary salary decreases.

Management and the Board believe the simple, transparent compensation program of the ESBP rewards shareholders while also incentivizing the teamwork essential in a vertically-integrated manufacturing, sales and service business. The program structure has remained essentially unchanged since the early 1990s. Because employees and shareholders were “all in it together,” Management further believes the inclusive nature of this plan contributed to the Company’s morale while navigating the challenges of recent years.
Summary Compensation Table for Fiscal Years Ended January 31, 2019 and 2018
The table below sets forth the compensation awarded to, earned by or paid to, each of the Named Executive Officers for the fiscal year ended January 31, 2019 and 2018. The Company has no employment agreements with any of its executives. While employed, executives are entitled to base salary, participation in the executive compensation programs identified in the tables below and other benefits common to all employees.
The amounts shown in this column are based on the same assumptions used in the preparation of the Company’s 2019 financial statements, which are described in the MD&A and Footnote #4 to the Company’s Form 10-K for the year ended January 31, 2019. The Pension Plans that Named Executive Officers participate in were frozen in 2003. The Named Executive Officers did not accrue any additional benefits under the plans during 2018 or 2019.

		Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension	All Other Compensation	Total
Name and Position	Year	($)	($)	($)(1)	($)	($)	($)(2)	($)

Robert A. Virtue	2019	317,700	—	—	—	—	12,750	330,450
Chairman & CEO	2018	306,411	—	98,800	21,441	—	12,000	438,652

Douglas A. Virtue	2019	291,265	—	—	—	—	7,384	298,649
President	2018	280,916	—	98,800	19,655	155,290	8,550	563,211

Robert E. Dose	2019	280,691	—	—	—	—	12,750	293,441
Vice President Finance	2018	270,719	—	98,800	18,940	128,181	12,000	528,640

(1) The amounts shown in this column are the aggregate grant date fair value of stock awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB 718”). The assumptions used to calculate these figures are described in Note 5 of the Company’s Form 10-K for the applicable fiscal year.

(2) The amounts in this column include automobile allowances and the value of personal use of a Company provided vehicle.

Outstanding Equity Awards at Fiscal Year-End 2019

The following table sets forth outstanding equity awards held by the Named Executive Officers as of January 31, 2019:

		Stock Awards
Name and Title	Year of Award	Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(2)

Robert A. Virtue	2018	16,000	67,680
Chairman and CEO	2015	6,000	25,380

Douglas A. Virtue	2018	16,000	67,680
President	2015	6,000	25,380

Robert E. Dose	2018	16,000	67,680
Vice President Finance	2015	6,000	25,380

(1) All RSUs vest at 20% per year for five years from the grant date. For the 6,000 RSUs remaining from the June 24, 2012 RSU award there is one remaining vesting date: June 19, 2019. For the 16,000 RSUs remaining from the June 20, 2017 RSU award there are four remaining vesting dates: June 20, 2019, June 20, 2020, June 20, 2021, and June 20, 2022.

(2) All year-end dollar values were computed based on the fiscal year-end closing price of $4.24 per share of common stock less the $0.01 par value of the share of Common Stock that is paid by the Named Executive Officer.

Retirement Benefits
The Company maintains two defined benefit pension plans in which the Named Executive Officers participate, the Virco Employees Retirement Plan (“Employee Plan”) and the Virco Important Performers Retirement Plan (“VIP Plan”). The Company and its subsidiaries cover all employees under the Employee Plan, which is a qualified noncontributory defined benefit retirement plan. Benefits under the Employee Plan are based on years of service and career average earnings. The Company also provides a supplementary retirement plan for certain key employees, the VIP Plan. The VIP Plan provides a benefit up to 50% of average compensation for the last five years in the VIP Plan, offset by benefits earned under the Employee Plan. Effective December 31, 2003, the Company froze all future benefit accruals under the plans. All NEO’s are fully vested under both Plans.
Potential Payments upon Termination or Change-in-Control
The Company does not have employment agreements with any of the Named Executive Officers. Retirement, death, disability and change-in-control events do not trigger the payment of compensation to the Named Executive Officers that is not available to all salaried employees (including the amounts included in the “Retirement Benefits” discussion above). Named Executive Officers do not have a contractual right to receive severance benefits.

Pursuant to the Company’s 2011 Stock Incentive Plan, the vesting of outstanding stock awards will be accelerated upon a change-in-control. The Company’s new 2019 Omnibus Equity Incentive Plan (discussed above under Proposal 2 and in Appendix A) provides that awards under such Plan may be subject to acceleration upon a “Change of Control” (as defined in the Plan).
Executive Officers of the Registrant

As of April 1, 2019, the executive officers of the Company, who are elected by and serve at the discretion of the Company’s Board of Directors, were as follows:

Name	Office	Age at January 31, 2019	Held Office Since
Robert A. Virtue (1)	Chairman of the Board and Chief Executive Officer	86	1990

Douglas A. Virtue (2)	President	60	2014

J. Scott Bell (3)	Senior Vice President - Chief Operating Officer	62	2004

Robert E. Dose (4)	Senior Vice President - Chief Financial Officer, Secretary and Treasurer	62	1995

Patricia Quinones (5)	Senior Vice President - Chief Administrative Officer	55	2004

Bassey Yau (6)	Vice President - Corporate Controller, Assistant Secretary and Assistant Treasurer	60	2004

(1)	Appointed Chairman in 1990; has been employed by the Company for 62 years and served as the President from 1982 until 2014 and Chief Executive Officer since 1988.
(2)
Appointed President in 2014; has been employed by the Company for 33 years and has served in Production Control, as Contract Administrator, as Manager of Marketing Services, as General Manager of the Torrance Division, as Corporate Executive Vice President and currently as President.

(3)
Appointed in 2004; has been employed by the Company for 30 years and has served in a variety of manufacturing, safety, and environmental positions, Vice President - General Manager, Conway Division, and currently as Chief Operating Officer.

(4)	Appointed in 1995; has been employed by the Company for 28 years and has served as the Corporate Controller, and currently as Senior Vice President of Finance, Secretary and Treasurer.
(5)
Appointed in 2004; has been employed by the Company for 27 years in a variety customer and marketing service positions, Vice President of Logistics, Marketing Services and Information Technology and currently as Chief Administrative Officer.

(6)
Appointed in 2004; has been employed by the Company for 22 years and has served as Corporate Controller, and currently as Vice President Accounting, Corporate Controller, Assistant Secretary and Assistant Treasurer.

DIRECTOR COMPENSATION
Directors who are also officers of the Company receive no additional compensation for their services as directors. Directors receive an annual retainer of $150,000 composed of (i) $100,000 in the form of monthly cash payments and (ii) $50,000 in the form of restricted stock granted each year on the date of the Annual Meeting of Stockholders. The Directors are reimbursed for travel and related expenses incurred to attend meetings.

The Company’s guidelines with regard to common stock ownership by directors are for each director to own common stock with a market value of three times or more the annual cash retainer.
The following table sets forth the compensation paid to each independent director who served during our fiscal year ended January 31, 2019:

	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Name and Position	($)(1)	($)(2)	($)	($)

Directors:

Alexander Cappello	100,000	50,000	—	150,000

Robert Lind	100,000	50,000	—	150,000

Donald Rudkin	100,000	50,000	—	150,000

Craig Levra	100,000	50,000	—	150,000

Agnieszka Winkler	83,333	50,000	—	133,333

(1) Cash Fees include the cash portion of the annual retainer of plus fees for serving as a lead director, committee chair, or committee member.
(2) A grant of 11,111 shares of restricted stock with a grant date fair value of $50,000 was awarded on the day of the 2018 Annual Meeting of Stockholders.

 Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans - excluding securities reflected in column (#)

Equity compensation plans approved by security holders	—	—	268,277 (1)

(1) Represents the number of shares available for issuance as of January 31, 2019, under the Company’s 2011 Stock Incentive Plan. Does not include shares available for issuance under the new 2019 Omnibus Equity Stock Incentive Plan

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Jerald Farrell, who is the brother of Patricia Quinones, our Senior Vice President and Chief Administrative Officer has been employed by the Company in various positions since March 24, 1997, and most recently as Vice President of Technical Operations and Information Technology. During fiscal 2018 and 2019, the total compensation (which includes base salary, the value of stock-based awards and personal use of a Company car) paid by the Company to Mr. Farrell was approximately $175,605 and $176,019, respectively. Annie Rudkin, who is daughter of Donald Rudkin, has been employed by the Company since October 14, 2014, and most recently as Director of Warehouse Operations. During fiscal 2018 and 2019, the total compensation paid to Ms. Rudkin was approximately $149,330 and $144,339. Kathy Virtue Young, a Director of the Company and the daughter of Robert A. Virtue and sister of Douglas A. Virtue, has been employed by the Company in various sales positions since October 27, 1986, most recently as a Director of Sales. During fiscal 2018 and 2019, the total compensation (which includes base salary, incentive sales programs, and personal use of a Company car) paid by the Company to Ms. Young was approximately $181,812 and $201,822, respectively.

In keeping with the Company’s policy on Related-Party Transactions, the Board and the Audit Committee have reviewed and ratified the terms and circumstances of the transactions at the time such transactions were initiated.
REPORT OF THE AUDIT COMMITTEE
The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.virco.com in the Investor Relations section of the “Discover Virco” webpage. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.
In this context, the Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2019, with management and the independent registered public accounting firm, including their judgment of the quality and appropriateness of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board standards, SEC rules, and other applicable standards. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence. The Audit Committee also reviewed and discussed with management its report on internal control over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2019, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Donald Rudkin, Chair
Robert R. Lind
Craig L. Levra
Alexander Cappello
Agnieszka Winkler

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP audited the Company’s financial statements for the fiscal year ended January 31, 2019. Representatives of Deloitte & Touche LLP will be present at the 2019 Annual Meeting, and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The Audit Committee is directly responsible for the engagement of the Company’s independent registered public accounting firm. In making its determination, the Audit Committee reviewed both the audit scope and estimated audit fees of Deloitte & Touche LLP for the coming year, among other things.
The Audit Committee has adopted policies and procedures for pre-approving all audit services, audit-related services, tax services and non-audit services performed by the Company’s independent registered public accounting firm. With respect to Deloitte & Touche LLP, the Audit Committee previously pre-approved the use of Deloitte & Touche LLP for detailed, specific types of services within the following categories: annual audits, quarterly reviews and statutory audits, regulatory implementation and compliance and risk assessment guidance. In each case, the Audit Committee has also set specific annual ranges or limits on the amount of each category of services which the Company would obtain from Deloitte & Touche LLP, which limits and amounts are established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts would require specific pre-approval by the Audit Committee. The Audit Committee monitors the performance of all services provided by the independent registered public accounting firm to determine whether such services are in compliance with the Company’s pre-approval policies and procedures.

Ernst & Young LLP audited the Company’s financial statements for the fiscal year ended January 31, 2018. On April 27, 2018, the Company appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019. In conjunction with the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm, the Audit Committee dismissed Ernst & Young LLP from that role, effective April 27, 2018. The reports of Ernst & Young LLP on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2018 and January 31, 2017 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended January 31, 2018 and January 31, 2017, respectively, and the subsequent interim period through April 27, 2018, there were (i) no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. During the fiscal years ended January 31, 2018 and January 31, 2017 and the subsequent interim period through April 27, 2018, neither the Company nor anyone acting on its behalf has consulted with Deloitte & Touche LLP on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.
Fees Paid to Deloitte & Touche LLP and Ernst & Young LLP

The following table shows the fees that the Company paid or accrued for the audit and other services provided by Deloitte & Touche LLP for the fiscal year ended January 31, 2019 and Ernst & Young LLP for the fiscal year ended January 31, 2018. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2,019	2,018
	($)	($)
Audit Fees	562,343	489,500
Audit-Related Fees	—	15,000
Tax Fees	—	—
All Other Fees	—	—
Total	562,343	504,500

Audit Fees. Audit fees are the aggregate fees for services of the Company’s independent registered public accounting firm for audits of the Company’s annual financial statements, and review of the Company’s quarterly financial statements included in the Company’s Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees. Audit-related fees are those fees for services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and not included as audit fees.
Tax Fees. Tax fees are those fees for services provided by the independent registered public accounting firm, primarily in connection with the Company’s tax compliance activities, including technical tax advice related to the preparation of tax returns.

There were no tax services provided by the Company’s independent registered public accounting firms in the fiscal years ended January 31, 2019 or 2018.

OTHER MATTERS
Section 16 (a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of any equity security of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based solely on a review of the copies of the forms that the Company received, and other information available to it, to the best of the Company’s knowledge all such reports were timely filed.

2020 Stockholder Proposals
If a stockholder wishes to submit a proposal for consideration at the 2020 Annual Meeting and wants that proposal to appear in the Company’s proxy statement and form of proxy for that meeting, the proposal must be submitted in writing to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, no later than January 18, 2020, and must comply with all other applicable SEC requirements. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement and form of proxy.

The Company’s bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and proposals for other business that are not submitted for inclusion in the Proxy Statement and form of proxy but that a stockholder instead wishes to present directly at an Annual Meeting of Stockholders. If a stockholder wishes to submit a nominee or other business for consideration at the 2020 Annual Meeting of Stockholders without including that nominee or proposal in the Company’s Proxy Statement and form of proxy, the Company’s bylaws require, among other things, that the stockholder submission contain certain information concerning the nominee or other business, as the case may be, and other information specified in the Company’s bylaws, and that the stockholder provide the Company with written notice of such nominee or business no later than February 19, 2020, provided that, if the 2020 Annual Meeting of Stockholders is advanced or delayed more than 40 days from the anniversary date of the previous year’s annual meeting, such nominee or proposal of other business must be submitted no later than the close of business on the later of the 120th day prior to the 2020 Annual Meeting of Stockholders or the 10th day following the first public announcement of the date of such meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement specifying the size of increase before February 19, 2020, then a stockholder notice will be considered timely only with respect to nominees for new positions created by such increase if submitted not later than the close of business on the 10th day following the first public announcement of such increase. A stockholder notice should be sent to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose. Proposals or nominations not meeting the advance notice requirements in the Company’s bylaws will not be entertained at the 2019 Annual Meeting of Stockholders. A copy of the full text of the relevant bylaw provisions may be obtained from the Company’s filing with the SEC or by writing our Corporate Secretary at the address identified above.
Additional Matters Considered at the 2019 Annual Meeting

The Board of Directors does not know of any matters to be presented at the 2019 Annual Meeting other than as stated herein. If other matters do properly come before the 2019 Annual Meeting, the persons named on the accompanying proxy card will vote the proxies in accordance with their judgment in such matters.
Householding

The Company will deliver only one Proxy Statement and accompanying Annual Report to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and accompanying Annual Report to a stockholder at a shared address to which a single copy of such documents is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement and/or Annual Report by contacting the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501 or at (310) 533-0474. Similarly, stockholders sharing an address who are receiving multiple copies of the Proxy Statement and accompanying Annual Report may request delivery of a single copy of the Proxy Statement and/or Annual Report by contacting the Company at the address set forth above or at (310) 533-0474.

Availability of Annual Report

The Annual Report to Stockholders of the Company for the fiscal year ended January 31, 2019, is being mailed to stockholders concurrently herewith and is also available online at www.virco.com. The Company will also provide without charge a copy of its Annual Report on Form 10-K, including financial statements and related schedules, filed with the Securities and Exchange Commission, upon written or oral request from any person who was a holder of record, or who represents in good faith that he/she was a beneficial owner, of common stock of the Company on May 3, 2019. Any such request shall be addressed to the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary or by calling (310) 533-0474.

By Order of the Board of Directors

/s/ ROBERT E. DOSE
Robert E. Dose
Secretary

Torrance, California
May 17, 2019

APPENDIX A - 2019 Omnibus Equity Incentive Plan

VIRCO MFG. CORPORATION
2019 OMNIBUS EQUITY INCENTIVE PLAN

Article I
PURPOSE

The purpose of this Virco Mfg. Corporation 2019 Omnibus Equity Incentive Plan (the “Plan”) is to benefit Virco Mfg. Corporation, a Delaware corporation (the “Company”) and its stockholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to key management employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, Distribution Equivalent Rights or any combination of the foregoing.

Article II
DEFINITIONS
The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1    “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2    “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, Stock Appreciation Right, Distribution Equivalent Right or Unrestricted Stock Award.

2.3    “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4    “Board” shall mean the Board of Directors of the Company.

2.5    “Base Value” shall have the meaning given to such term in Section 14.2.

2.6    “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

2.7    “Change of Control” shall mean: (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term), “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

(c)The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)The approval by the holders of shares of Shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e)Within any twenty‑four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

2.8    “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.9    “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.10     “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.11    “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.12    “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

2.13    “Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the period the Holder held the Distribution Equivalent Right.
2.14    “Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

2.15     “Effective Date” shall mean May 13, 2019.

2.16    “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.17    “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.

2.18    “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange on which the Shares may be listed. If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.19    “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.20    “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.21     “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.22    “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

2.23    “Nonemployee Director” shall mean each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Affiliate.

2.24    “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.25    “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.26    “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.27    “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

2.28    “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.

2.29    “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Performance Stock Award or a Performance Unit Award.

2.30    “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.

2.31    “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.32    “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.33    “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.34    “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

2.35    “Plan” shall mean this Virco Mfg. Corporation 2019 Omnibus Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

2.36    “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.37    “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.38    “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.39    “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.40     “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.41    “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.42    “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.43    “Shares” or “Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.44    “Stock Appreciation Right” or “SAR” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

2.45    “Stock Appreciation Right Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

2.46    “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the Shares under the related Option, all as set forth in Article XIV.

2.47     “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

2.48    “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.49    “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.50    “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.51    “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.52    “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

Article III
EFFECTIVE DATE OF PLAN
The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

Article IV
ADMINISTRATION

4.1    Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act or relevant securities exchange or inter-dealer quotation service, the Committee shall consist solely of two (2) or more Directors who are each (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of any applicable listing requirements. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

4.2    Powers. Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3    Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.4    Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

Article V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1    Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to adjustment as provided in Article XV, the aggregate number of Shares that may be issued under the Plan shall not exceed One Million (1,000,000) Shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award, provided that Shares tendered as payment for an Option exercise, Shares withheld to cover taxes, Shares repurchased by the Company using stock Option exercise proceeds, or stock-settled awards shall not be available again for grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Shares that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one person during any calendar year, shall be One Hundred Thousand (100,000) Shares (subject to adjustment in the same manner as provided in Article XV with respect to Shares subject to Awards then outstanding).

5.2    Types of Shares. The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

5.3    Director Awards. The aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Nonemployee Director shall not exceed Twenty-Five Thousand (25,000); provided however, that in the calendar year in which a Nonemployee Director first joins the Board or is first designated as chairman of the Board or lead Director, the maximum number of Shares subject to Awards granted to the Holder may be up to two hundred percent (200%) of the number of Shares set forth in the foregoing limits and the foregoing limits shall not count any tandem Stock Appreciation Rights.

Article VI
ELIGIBILITY AND TERMINATION OF SERVICE

6.1    Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2    Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

(a)The Holder’s rights, if any, to exercise any then exercisable Options and/or Stock Appreciation Rights shall terminate:

(i)If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii)If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii)If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.
Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options and Stock Appreciation Rights. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option or Stock Appreciation Right, which time period may not extend beyond the expiration date of the Award term.

(b)    In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

6.3    Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4    Termination of Service for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

Article VII
OPTIONS

7.1    Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

7.2    Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

7.3    Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the

Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

7.4    Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

7.5    Option Price and Payment. The price at which a Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

7.6    Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7    Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

7.8    Prohibition Against Re-Pricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

Article VIII
RESTRICTED STOCK AWARDS

8.1    Award. A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different

Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

8.2    Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Company shall cause the Shares to be issued in the name of Holder, either by book-entry registration or issuance of one or more stock certificates evidencing the Shares, which Shares or certificates shall be held by the Company or the stock transfer agent or brokerage service selected by the Company to provide services for the Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order, and if any certificate is issued, such certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. After any Shares vest, the Company shall deliver the vested Shares, in book-entry or certificated form in the Company’s sole discretion, registered in the name of Holder or his or her legal representatives, beneficiaries or heirs, as the case may be, less any Shares withheld to pay withholding taxes. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

8.3    Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Article IX
UNRESTRICTED STOCK AWARDS

9.1    Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2    Terms and Conditions. At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3    Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

Article X
RESTRICTED STOCK UNIT AWARDS

10.1    Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2    Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

10.3    Distributions of Shares. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

Article XI
PERFORMANCE UNIT AWARDS

11.1    Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2    Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3    Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Article XII
PERFORMANCE STOCK AWARDS

12.1    Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 11.3.

12.2    Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3    Distributions of Shares. The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Article XIII
DISTRIBUTION EQUIVALENT RIGHTS

13.1    Award. A Distribution Equivalent Right shall entitle the Holder to receive bookkeeping credits, cash payments and/or Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Shares during the specified period of the Award.

13.2    Terms and Conditions. At the time any Award is made under this Article XIII, the Company and the Holder shall enter into a Distribution Equivalent Rights Award Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in Shares, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award (other than an Option or a SAR), whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

13.3    Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month following the end of the Company’s fiscal year in which such interest is credited and vested), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

Article XIV
STOCK APPRECIATION RIGHTS

14.1    Award. A Stock Appreciation Right shall constitute a right, granted alone or in connection with a related Option, to receive a payment equal to the increase in value of a specified number of Shares between the date of Award and the date of exercise.

14.2    Terms and Conditions. At the time any Award is made under this Article XIV, the Company and the Holder shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Stock Appreciation Right Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which shall be not less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right, (ii) the number of Shares subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of the portion of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)The excess of (i) the Fair Market Value of a Share on the date of exercise, over (ii) the Base Value, multiplied by,

(b)The number of Shares with respect to which the Stock Appreciation Right is exercised.

14.3    Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)    The Base Value shall be equal to or greater than the per Share exercise price under the related Option;

(b)    The Tandem Stock Appreciation Right may be exercised for all or part of the Shares which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Share is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be canceled);

(c)The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Share exercise price under the related Option and the Fair Market Value of the Shares subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of the Shares with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of the Shares subject to the related Option exceeds the per Share exercise price under the related Option.

Article XV
RECAPITALIZATION OR REORGANIZATION

15.1    Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of a Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

15.2    Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

15.3    Other Events. In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split‑up, spin‑off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award.

15.5    Change of Control. The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per Share in the Change of Control over the per Share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Holder whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Holder whose employment has been terminated as a result of a Change of Control, upon the Holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change. The number of Shares subject to any Award shall be rounded to the nearest whole number.

15.6    Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

15.7    No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

Article XVI
AMENDMENT AND TERMINATION OF PLAN
The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.7 (re-pricing prohibitions) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to exempt the Plan or any Award from Section 409A of the Code).

Article XVII
MISCELLANEOUS

17.1    No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

17.2    No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

17.3    Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of the Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

17.4    No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

17.5    Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

17.6    Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

17.7    Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

17.8    Clawback Policy. Notwithstanding any contained herein or in any incentive “performance based” Awards under the Plan shall be subject to reduction, forfeiture or repayment by reason of a correction or restatement of the Company’s financial information if and to the extent such reduction or repayment is required by any applicable law.

17.9    Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

17.10    Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

17.11    Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

17.12    Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

17.13    Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of [California], without regard to principles of conflicts of law.

17.14    Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

17.15    No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

17.16    Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

VIRCO MFG. CORPORATION

VOTE

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You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on June 17, 2019.

Online
Go to www.investorvote.com/virc or scan the QR code – login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in proposal 1 and FOR proposals 2 and 3.

01 - Douglas A. Virtue   02 - Alexander L. Cappello   03 - Donald R. Rudkin

☐ Mark here to vote FOR all nominees   ☐ Mark here to WITHHOLD vote from all nominees   ☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. To approve the Virco Mfg. Corporation 2019 Omnibus Equity Incentive Plan;	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2020; and	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

VIRCO MFG. CORPORATION VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in proposal 1 and FOR proposals 2 and 3.

01 - Douglas A. Virtue 02 - Alexander L. Cappello 03 - Donald R. Rudkin

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all nominees ☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. To approve the Virco Mfg. Corporation 2019 Omnibus Equity Incentive Plan;	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2020; and	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 18, 2019.
The Proxy Statement and the Annual Report for fiscal year ended January 31, 2019 to Stockholders are available at: http://virco.com/financials-2018-2019

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — VIRCO MFG. CORPORATION

Annual Meeting of Stockholders for fiscal year ended January 31, 2019 - to be held on June 18, 2019

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VIRCO MFG. CORPORATION

The undersigned hereby appoints each of Robert A. Virtue, Douglas A. Virtue and Robert E. Dose, or any of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Virco Mfg. Corporation (the "Company") which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held June 18, 2019 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSAL 1, THE ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS, "FOR" PROPOSAL 2, APPROVAL OF THE 2019 OMNIBUS EQUITY INCENTIVE PLAN AND "FOR" PROPOSAL 3, RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

(Continued and to be marked, dated and signed, on the other side)